UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

Commission file number 333-213698

CLANCY CORP.

(Exact name of registrant as specified in its charter)

Nevada	2840	30-0944559
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

str. Vizantiou 28, Strovolos,

Lefkosia, Cyprus, 2006

office@corpclancy.com

+35722000341

(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

Stock Purchase Agreement

On June 28, 2019 (the “Effective Date”), Pursuant to the terms of Stock Purchase Agreement, Gaoyang Liu purchased 2,000,000 shares of Clancy Corp’s (the “Company”) issued and outstanding common stock from Iryna Kologrim, the sole officer, director, and majority shareholder of the Company. The total of 2,000,000 shares represents 64.4% of the shares of outstanding common stock of the Company. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.1. All descriptions of the Stock Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit thereto, which is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Pursuant to the terms of a Stock Purchase Agreement, Gaoyang Liu purchased a total of 2,000,000 shares of the Company’s issued and outstanding common stock from Iryna Kologrim, the sole officer, director, and majority shareholder of the Company. The total of 2,000,000 shares represents 64.4% of the shares of outstanding common stock of the Company. As part of the transaction, the following change to the Company’s directors has occurred:

As of June 28, 2019, Gaoyang Liu was elected as the Company’s member and Chairman of Board of Directors.

Item 5.02 Departure of Directors or Principal Officers’ Election of Directors; Appointment of Principal Officers.

Iryna Kologrim resigned as of June 28, 2019 as sole officer and director of the Company. Gaoyang Liu was elected as a member and chairman of the Board of Directors as of June 28, 2019. No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

No applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(d)	Exhibits.

Exhibit	Description
2.1	Stock Purchase Agreement dated of June 28, 2019 between Iryna Kologrim and Gaoyang Liu

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, in Strovolos, Lefkosia Cyprus, on the July 5, 2019.

CLANCY CORP.
(Registrant)
By: /s/ Gaoyang Liu
Name: Gaoyang Liu
Title: President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal executive officer and principal financial officer and principal accounting officer)